                                                                    Exhibit 3.24

Secretary of the Commonwealth

                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1926 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is: American Medical Response Mid-Atlantic, Inc.

2. (Check and complete one of the following):

[X] The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  Number and Street: Arsenal Business Center, Bldg. #5, 5301 Tacony St.
     City:              Philadelphia
     State:             PA
     Zip:               19137
     County:            Philadelphia

(b)  c/o: Name of Commercial Registered Office Provider: _______________________
          County:       ________________________________________________________

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the country in which the corporation is located for venue and official publication purposes.

[ ] The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________ and the (a) address of its current registered office in this Commonwealth or (b) commercial registered office provider end the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)  Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________
     County:            ________________________________________________________

(b)  c/o: Name of Commercial Registered Office Provider: _______________________

          County:       ________________________________________________________

For a corporation represented by a commercial registered office provider, the country in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

[ ] The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of ________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

     Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified business corporation which is a party to the plan of merger are as follows:

Name of Corporation:
     Ambu-Care, Inc.,
     CareLine-Delaware Valley,

Address of Registered Office or Name of Commercial Registered Office Provider:
     c/o C T Corporation System
     c/o C T Corporation System

County:
     Philadelphia
     Philadelphia

DSCB 15-1925 (Rev 90)-2

4.   (Check, and if appropriate complete, one of the following):

[ ] The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

[X]  The-plan of merger shall be effective on:   September 2, 1997 at __________
                                                 Date                 Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of Corporation:
     American Medical Response Mid-Atlantic, Inc.
     Ambu-Care, Inc.
     CareLine-Delaware Valley, Inc.

Manner of Adoption:
     Written Consent of sole Director
     Written Consent of sole Director
     Written Consent of sole Director and sole Shareholder

6. (Strike out this paragraph if no foreign corporation is a party to the merger).

7. (Check, and if appropriate complete, one of the following):

[X] The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

[ ] Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

     Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________
     County:            ________________________________________________________

     IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 27 day of August, 1997

(Name of Corporation)

SEE EXHIBIT A ATTACHED HERETO


BY:
    ---------------------------------
    (Signature)

TITLE:
       -----------------------------


(Name of Corporation)


BY:
    ---------------------------------
    (Signature)

TITLE:
       ------------------------------

AMERICAN MEDICAL RESPONSE
MID-ATLANTIC, INC.


By: /s/ Joshua T. Gaines
    ---------------------------------
Name: Joshua T. Gaines
Title: Vice President


AMBU-CARE, INC.


By: /s/ Joshua T. Gaines
    ---------------------------------
Name: Joshua T. Gaines
Title: Vice President


CARELINE-DELAWARE VALLEY, INC.


By: /s/ Joshua T. Gaines
    ---------------------------------
Name: Joshua T. Gaines
Title: Vice President

Dated: August 27, 1997

     PLAN OF MERGER approved by CareLine-Delaware Valley, Inc., a business corporation formed under the General Corporation Law of Delaware, and by resolution adopted by its sole Director on said date, Ambu-Care, Inc., which is a business corporation organized under the laws of the Commonwealth of Pennsylvania, and which is subject to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, and adopted by its sole Director on said date, by American Medical Response Mid-Atlantic, Inc., which is a business corporation organized under the laws of the Commonwealth of Pennsylvania, and which is subject to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, and by resolution adopted by its sole Director on said date.

     1. Ambu-Care, Inc., and CareLine-Delaware Valley, Inc. and American Medical Response Mid-Atlantic, Inc., shall, pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania and the provisions of the General Corporation Law of Delaware, be merged with and into a single corporation to wit, American Medical Response Mid-Atlantic, Inc., which shall be the surviving corporation upon the effective date of the merger and which is sometime hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania. The separate existence of Ambu-Care, Inc., and CareLine-Delaware Valley, Inc., which are sometimes hereinafter referred to as the "terminating companies", shall cease upon the effective date of the merger in accordance with the provisions of the Laws of the Commonwealth of Pennsylvania and the General Corporation Law of Delaware.

     2. The Articles of Incorporation of the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania shall continue to be the Articles of Incorporation of said surviving corporation and shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania.

     3. The bylaws of the surviving corporation as in fore and effect upon the effective date of the merger in the Commonwealth of Pennsylvania shall continue to be the bylaws of said surviving corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania.

     4. The directors and officers in office of the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania shall continue to be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of each terminating company immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger be canceled and no payment shall be made in respect thereof. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

     6. In the event that the merger of the terminating companies with and into the surviving corporation shall have been fully authorized in accordance with the provisions of the General Corporation Law of Delaware and in accordance with the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, the terminated companies and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and of the Commonwealth of Pennsylvania, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     7. Any officer of the terminating companies and any officer of the surviving corporation are hereby authorized to execute Articles of Merger upon behalf of said corporations, respectively, in conformity with the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania; and each of the Boards of Directors and the proper officers of the terminating companies, and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger of the merger herein provided for.

     8. The effective date of this Plan of Merger and of the merger therein provided for shall, insofar as the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania shall govern the same, be September 2, 1997.

Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

[X]  Domestic Business Corporation (15 Pa.C.S. Section 1507)

[ ]  Foreign Nonprofit Corporation (15 Pa.C.S. Section 6144)

[ ]  Foreign Business Corporation (15 Pa.C.S. Section 4144)

[ ]  Domestic Limited Partnership (15 Pa.C.S. Section 8506)

[ ]  Domestic Nonprofit Corporation (15 Pa.C.S. Section 5507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated actions) the. undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is American Medical Response Mid-Atlantic Inc.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  Not On File
     Number and Street         City     State     Zip     County

(b)  c/o: _____________________________________________   ____________
          Name of Commercial Registered Office Provider   County

For a corporation or a limited partnership represented by a commercial registered office provider; the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          ____________________ ________ _________ _______ ____________
          Number and Street    City     State     Zip     County

(b) The registered office of the corporation or limited partnership shall be provided by:

     c/o: CT CORPORATION SYSTEM                           Philadelphia
          Name of Commercial Registered Office Provider   County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this ______ day of 19__.

Name of Corporation/Limited Partnership: American Medical Response Mid-Atlantic, Inc.


By: /s/ William George
    ---------------------------------
    (Signature)
Title: William George, Vice President

Acting Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSC8:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: U.S. Healthtec, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  Number and Street: Arsenal Business Center, Building #15,5301 Tacony St.
     City:              Philadelphia
     State:             PA
     Zip:               19137

(b)  c/o:   Name of Commercial Registered Office Provider ______________________
            County      ________________________________________________________

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county to which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is: Pennsylvania

4.   The data of its incorporation is: 2/24/82

5.   (Check, and if appropriate complete, one of the following):

[X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ]  The amendment shall be effective on:
     Date _________________ at
     Hour _________________

6.   (Check one of the following):

[X] The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).

[ ] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7.   (Check, and N appropriate complete, one of the following):

[X]  The amendment adopted by the corporation, set forth in full, is as follows:

     1. The name of the corporation is American Medical Response Mid-Atlantic, Inc.

[ ] The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2

8.   (Check if the amendment restates the Articles):

[ ] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 22 day of January, 1995.

Name of Corporation: U.S. Healthtec, Inc.


                                        BY: /s/ X
                                            ------------------------------------
                                            (Signature)
                                        Title: Vice President

Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
DSCB-15-1926 (Rev. 90)

In compliance with the requirements of 15 Pa. C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.   The name of the corporation surviving the merger is: U.S. Healthtec, Inc.

2.   (Check and complete one of the following):

[X] The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  Number and Street: Arsenal Business Ctr., #15, 5301 Tacony St.,
     City:              Phila.,
     State:             PA
     Zip:               19137
     County:            Philadelphia

(b)  c/o: Name of Commercial Registered Office Provider: _______________________
          County:       ________________________________________________________

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

[ ] The surviving corporation is a qualified foreign business corporation incorporated under the laws of ___________ and the (a) address of its current registered office in this Commonwealth or (b) name of its Commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________
     County:            ________________________________________________________

(b)  c/o: Name of Commercial Registered Office Provider:

          County:       ________________________________________________________

For a corporation represented by a commercial registered office provider. the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

[ ] The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

     Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________
     County:            ________________________________________________________

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

Name of Corporation: Professional Ambulance Service, Inc.
Address of Registered Office or Name of Commercial Registered Office Provider:
Arsenal
Business Ctr., #15, 5301 Tacony St.,
County: Phila., PA 19137

4.   (Check, and if appropriate complete, one of the following):

[ ] The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

[X]  The plan of merger shall be effective on:
     Date: January 1, 1995 at
     Hour: 12:01 a.m.

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

     Named Corporation   U.S. Healthtec, Inc.
     Manner of Adoption: Adopted by the directors pursuant
                         to 15 Pa. C.S. Section 1924(b)(2)

6. (Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.   (Check, and if appropriate complete, one of the following):

[X] The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

[ ] Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

     Number and Street: Arsenal Business Ctr. #15, 5301 Tacony St.
     City:              Philadelphia
     State:             PA
     Zip:               19137
     County:            ________________________________________________________

IN TESTIMONY WHEREOF, the undersigned corporation of each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 22nd day of December, 1994.

Name of Corporation: U.S. Healthtec, Inc.


By: /s/ X
    ---------------------------------
    (Signature)
Title: President


Name of Corporation: Professional Ambulance Service, Inc.


By: /s/ X
    ---------------------------------
    (Signature)
Title: President

                                                                       Exhibit A

                                 PLAN OF MERGER
                                     BETWEEN
                      PROFESSIONAL AMBULANCE SERVICE, INC.
                                       AND
                              U.S. HEALTHTEC, INC.

This Plan of Merger is entered into by and between U.S. Healthtec, Inc., a Pennsylvania corporation ("Healthtec" or the "Surviving Corporation"), and Professional Ambulance Service, Inc. (the "Merging Corporation"), a Delaware corporation and wholly owned subsidiary of Healthtec.

(1)  Terms and Conditions of Merger:

(a) The Merging Corporation shall from time to time, as and when requested by the Surviving Corporation, execute and deliver all such documents and take all such action necessary or desirable to evidence or carry out this merger.

(b) As of the Effective Time (as defined in Paragraph 4 below) the Merging Corporation shall be merged into the Surviving Corporation pursuant to the General Corporation Law of the State of Delaware (the "Delaware Statute") and the Business Corporation Law of the Commonwealth of Pennsylvania (the "Pennsylvania Statute").

(2) The articles of the Surviving Corporation shall continue unaffected by the merger.

(3)  Manner and Basis of Share Conversion:

(a) All stock of the Merging Corporation shall be cancelled as of the Effective Time of the merger.

(b) There shall be no distribution of cash or conversion of shares pursuant to this Plan of Merger.

(4)  Effective Time and the Effect of Merger:

(a) The Effective Time will be as of January 1, 1995 at 12:01 a.m.

(b) The merger shall have the effect set forth in Section 259(a) of the Delaware Statute and Section 1929 of the Pennsylvania Statute whereby the separate identity and existence of the Merging Corporation shall cease, and the Surviving Corporation shall be vested with all the rights, privileges, immunities, powers and purposes of each of the parties to the merger.

IN WITNESS WHEREOF the undersigned has executed this Plan of Merger this 23 day of December, 1994.

PROFESSIONAL AMBULANCE SERVICE, INC.


By: /s/ X
    ---------------------------------
Title:
       ------------------------------


U.S. HEALTHTEC, INC.


By: /s/ X
    ---------------------------------
Title:
       ------------------------------

Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa. C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.   The name of the corporation surviving the merger is: U.S. Healthtec, Inc.

2.   (Check and complete one of the following):

[X] The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)  Number and Street: Arsenal Business Ctr. #15, 5301 Tacony St.
     City:              Phila.
     State:             PA
     Zip:               19137
     County:            Philadelphia

(b)  Name of Commercial Registered Office Provider: ____________________________
     County:            ________________________________________________________

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the country in which the corporation is located for venue and official publication purposes.

[ ] The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________ and the (a) address of its current registered office in this Commonwealth or (b) commercial registered office provider end the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)  Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________
     County:            ________________________________________________________

(b)  Name of Commercial Registered Office Provider: ____________________________
     County:            ________________________________________________________

For a corporation represented by a commercial registered office provider, the country in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

[ ] The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of ________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

     Number and Street: ________________________________________________________
     City:              ________________________________________________________
     State:             ________________________________________________________
     Zip:               ________________________________________________________
     County:            ________________________________________________________

     Name of Commercial Registered Office Provider: ____________________________
     County:            ________________________________________________________

3. The name and the address of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

HTC Acquisition, Inc., c/o Corporation Service Company   Dauphin County

DSCB:15-1926 (Rev 89)-2

(Check, and if appropriate complete, one of the following):

[X] The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

[ ]  The plan of merger shall be effective on ________________

The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of corporation     Manner of adoption
-------------------     ------------------
U.S. Healthtec, Inc.    Adopted by the directors and shareholder pursuant to 15
                        Pa. C.S. Section 1924(a)

HTC Acquisition, Inc.   Adopted by the director and shareholder pursuant to 15
                        Pa. C.S. Section 1924(a)

(Check, and if appropriate complete, one of the following):

[ ] The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

[X] Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain provisions from filed plans) the provisions of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation at in effect subsequent to the effective date of the plan are set forth in full in Exhibit A, attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

     Number and Street: Arsenal Business Ctr. #15, 5301 Tacony St.
     City:              Philadelphia
     State:             PA
     Zip:               19137

IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 29th, day of April, 1994.

Name of Corporation: U.S. Healthcare, Inc.


By: /s/ X
    ---------------------------------
Title: President


Name of Corporation: HTC Acquisition, Inc.
(Name of Corporation)


By: /s/ X
    ---------------------------------
Title: Vice President

ARTICLES OF MERGER
DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation) the undersigned business corporations, desiring to effect a merger, state that:

1. The name of the corporation surviving the merger is Paramedical Ambulance Service, Inc.; pursuant to the Plan of Merger its name shall be changed to U.S. Healthtec, Inc.

2. The surviving corporation is a domestic business corporation and the address of the current registered office in this Commonwealth is: Arsenal Business Center, Building #5, 5301 Tacony Street, Philadelphia, PA 19137.

3. The name and the address of the registered office of the other domestic business corporation which is a party to the Plan of Merger is: U.S. Healthtec, Inc., Arsenal Business Center, Building #5, 5301 Tacony Street, Philadelphia, PA 19137.

4. The Plan of Merger shall be effective on July 1, 1992.

5. The manner in which the Plan of Merger was adopted by each domestic corporation is as follows:

Paramedical Ambulance Service, Inc.
Unanimous Consent of Sole Shareholder and Board of Directors.

U.S. Healthtec, Inc.
Unanimous Consent of Sole Shareholder and Board of Directors.

6. Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain provisions from filed plans) the provisions of the Plan of Merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the Plan are set forth in full in Exhibit "A", attached hereto and made a part hereof. The full text of the Plan of Merger is on file at the principal glace of business of the surviving corporation, the address of which is Arsenal Business Center, Building #5, 5301 Tacony Street, Philadelphia, PA 19137.

IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 17 day of June, 1992.

PARAMEDICAL AMBULANCE SERVICE, INC.


BY: /s/ X
    ---------------------------------
TITLE: President


U.S. HEALTHTEC, INC.


BY: /s/ X
    ---------------------------------
TITLE: President

                                   EXHIBIT "A"

THIRD. The corporate existence and Articles of Incorporation of Parent, the surviving corporation, shall be unaffected by the merger except that Articles 1, 2, and 3 of the Articles of Incorporation shall be amended to read in full as follows:

"Article 1. The name of the corporation is U.S. Healthtec, Inc.

Article 2. The location and post office address of its registered office in this Commonwealth is Arsenal Business Center, Building #5; 5301 Tacony Street, Philadelphia, PA 19137.

Article 3. The purpose or purposes of the corporation which shall be organized under this Act are as follows:

Engage in any lawful business for which business corporations may be incorporated under the Business Corporation Law of 1988."

Further, Article 7. and 8. shall be added to the Articles of Incorporation and shall read in full as follows:

"Article 7. A director shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless:

(i) the director has breached or failed to perform the duties of his or her office under 15 Pa. C.S. Subchapter 17B; and

(ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

This Article shall not apply to:

(i) the responsibility or liability of a director pursuant to any criminal statute, or

(ii) the liability of a director for the payment of taxes pursuant to Federal, state or local law.

Any repeal, modification or amendment of this Article shall be prospective only and shall not affect any rights of a director then existing.

Article 8. These Articles of Incorporation may be amended in the manner prescribed at the time by statute, and all rights conferred upon shareholders herein are granted subject to this reservation."

     In all other respects the Articles of Incorporation of Parent shall remain in effect as existing prior to the merger.

CHANGE OF REGISTERED OFFICE
Commonwealth of Pennsylvania
Department of State Corporation Bureau
308 North Office Bldg. Harrisburg, PA 17120

Please indicate (check one) type corporation

[X]  Domestic Business Corporation

[ ]  Foreign Business Corporation

[ ]  Domestic Non-Profit Corporation

[ ]  Foreign Non-Profit Corporation

FEE $40

1. Name of Corporation: Paramedical Ambulance Service, Inc.

2. Address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

NUMBER: N.E., Corner of
STREET: 2nd Street & Erie Avenue
CITY: Philadelphia
STATE: Pa.
ZIP CODE: 19140
COUNTY: Phila.

3. Address to which the registered office in this Commonwealth is to be changed is:

NUMBER: Arsenal Business Center, Building #5 STREET: 5301 Tacony Street
CITY: Philadelphia,
STATE: Pa.
ZIP CODE: 19137
COUNTY: Phila.

4. (Check, and if appropriate, complete one of the following):

[X] Such change was authorized by resolution duly adopted by the Board of Directors of the Corporation.

[ ]  The procedure whereby such change was authorized was:

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 23rd day of March, 1987.

(Corporate Seal)

NAME OF CORPORATION: PARAMEDICAL AMBULANCE SERVICE, INC.


SIGNATURE: By: /s/ Patrick J. Kennedy
               ---------------------------------
               Patrick J. Kennedy, President

Attest:
SIGNATURE: /s/ Bernadette News
           -------------------------------------
           Bernadette News, Secretary

DSCB-BCL--307 (Rev. 8-72)

Statement of Change of Registered Office--Domestic Business Corporation
750735

Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is: PARAMEDICAL AMBULANCE SERVICE, INC.

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

NUMBER: 818 Widener Building
STREET: 1339 Chestnut Street
CITY: Philadelphia Pennsylvania
ZIP CODE: 19107

3. The address to which the registered office in this Commonwealth is to be changed is:

NUMBER: N.E. CORNER 2nd STREET AND ERIE AVENUE
STREET: ________________________
CITY: PHILADELPHIA, Pennsylvania
ZIP CODE: 19140

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this Second day of August, 1982.

NAME OF CORPORATION: PARAMEDICAL AMBULANCE SERVICE, INC.


SIGNATURE:                              By: /s/ X
                                            ------------------------------------
                                            PRESIDENT

Attest:

SIGNATURE:                              /s/ X
                                        ----------------------------------------
                                        SECRETARY,

                                (CORPORATE SEAL)

Articles of
Incorporation-
Domestic Business Corporation

Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

     In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933(P.L.364) (15 P. S. 51204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is: PARAMEDICAL AMBULANCE SERVICE, INC.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

NUMBER: 818 Widener Building
STREET: 1339 Chestnut Street
CITY: Philadelphia, Pennsylvania
ZIP CODE: 19107

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

     To engage in any lawful business for which business corporations may be incorporated under the Business Corporation Law of 1933 as Amended

4. The term for which the corporation is to exist is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

     One Thousand (1,000) Shares of no par value common stock.

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

NAME                ADDRESS (including street and number, if any)   NUMBER AND CLASS OF SHARES
----                ---------------------------------------------   --------------------------
Kevin S. Anderson   818 Widener .Bldg.                                           1
                    1339 Chestnut St.
                    Phila., Pa. 19107

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 19 day of February, 1982.


                               (SEAL)   /s/ Kevin S. Anderson             (SEAL)
-------------------------------         ----------------------------------
                                        KEVIN S. ANDERSON

                                                                          (SEAL)
                                        ----------------------------------

INSTRUCTIONS FOR COMPLETION OF FORM:

A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

B. One or more corporations or natural persons of full age may incorporate a business corporation.

C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . . etc.

D. The following shall accompany this form:

(1) Three copies of Form DSCB:BCL--206 (Registry Statement Domestic of Foreign Business Corporation).

(2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

(3) Any necessary governmental approvals.

     E. BCL Section 205 (15 Pa. S. Section l205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.